COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 7:          COMMITMENTS AND CONTINGENT LIABILITIES

a.	Legal contingencies:

From time to time, the Company becomes involved in legal proceedings or is subject to claims arising in its ordinary course of business. Such matters are generally subject to many uncertainties and outcomes are not predictable with assurance. The Company accrues for contingencies when the loss is probable and it can reasonably estimate the amount of any such loss.

On October 21, 2022, a former employee filed a putative class action in the Superior Court for the City and County of San Francisco, based on claims that she was misclassified as an exempt employee and that the Company failed to properly reimburse for business expenses, failed to pay the proper rate of pay for paid sick leave, and other claims related to the payment of commissions and derivative of the misclassification claim.  On December 16, 2022, the plaintiff filed a First Amended Complaint, adding a cause of action for civil penalties under California’s Private Attorneys General Act (California Labor Code Section 2698, et. Seq.) seeking to recover civil penalties on behalf of herself, other Company employees, and the State of California, for alleged violations of California’s Labor Code violations.  The suit seeks monetary and non-monetary damages, including punitive damages, as well as disgorgement of profits, penalties, interest, and attorneys’ fees on behalf of plaintiff and others similarly situated.  The Company filed its Answer on January 19, 2023.  Although this proceeding is at preliminary stages, the Company believes this lawsuit is without merit and intends to vigorously contest these claims. While the outcome of any complex legal proceeding is inherently unpredictable and subject to significant uncertainties, based upon information presently known to management, the Company believes that the potential liability, if any, will not have a material adverse effect on the Company’s financial condition, cash flows, or results of operations.

b.	Non-cancellable material commitments:

The Company enters into non-cancellable purchase commitments with various parties for mainly hosting services, as well as software products and services in the normal course of business.

As of December 31, 2022, the Company’s outstanding non-cancellable material purchase commitments are $21,624.

c.	Pledges and bank guarantees:

As of December 31, 2022, The Company and its subsidiaries holds pledged bank deposits of $493 and obtained bank guarantees of $1,564, in connection with office lease agreements.

d.	Revolving Credit Facility:

In August 2021, the Company entered into a loan and security agreement with Silicon Valley Bank (SVB) which provides for the Revolving Credit Facility. The Company may borrow, repay and re-borrow funds under the Revolving Credit Facility up to the amount of $50,000 for a period of three years. Interest on borrowings under the revolving credit facility accrues as the greater of the Prime Rate or 3.25%. Pursuant to the terms of the Revolving Credit Facility, the Company are also required to pay an yearly fixed fee of $20 for the availability of this facility. Upon utilization of this credit facility certain covenants may apply according to the Revolving Credit Facility agreement. The Revolving Credit Facility is secured by a fixed and floating first priority blanket lien on all assets of the company as well as a negative pledge on the Company’s intellectual property. As of December 31, 2022 this facility remained unutilized. Refer to Note 14 “Subsequent Event”.